BBH BROAD MARKET FUND
CLASS N SHARES – Ticker BBBMX
CLASS I SHARES – Ticker BBBIX

SUPPLEMENT DATED JULY 28, 2010
TO THE STATEMENT OF ADDITIONAL INFORMATION
DATED FEBRUARY 28, 2010

The following information supplements, and to the extent inconsistent therewith, supersedes, certain information in the Statement of Additional Information (“SAI”). Defined terms not otherwise defined in this supplement have the same meaning as set forth in the SAI.

The first sentence of the third paragraph of “Futures Contracts and Options on Futures Contracts” on page 15 of the SAI is replaced with the following:

To the extent the Fund uses futures and/or options on futures, it will do so in accordance with Rule 4.5 under the Commodity Exchange Act (“CEA”). The Trust, on behalf of the Fund, has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with Rule 4.5 and therefore, the Fund is not subject to registration or regulation as a commodity pool operator under the CEA.

The first sentence of the first paragraph on page 21 of the SAI, which is the fifth paragraph of “Swap Agreements,” is replaced with the following:

Certain swap agreements are exempt from most provisions of the CEA and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the Commodity Futures Trading Commission (“CFTC”) effective February 22, 1993.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.